UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2009

GLOBAL PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161 800 South Street Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

On May 7, 2009, Global Partners LP (the “Partnership”) issued a press release announcing its first quarter 2009 financial results.  The press release contains measures that may be deemed non-GAAP financial measures as defined in Item 10 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”).  The most directly comparable generally accepted accounting principles (“GAAP”) financial measures and information reconciling the GAAP and non-GAAP financial measures are also included in the press release.  A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 2.02 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 7.01.     Regulation FD Disclosure

The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01.     Other Events

On May 7, 2009, the Partnership also announced that the Board of Directors of its general partner, Global GP LLC, has authorized the repurchase of the Partnership’s common units for the purpose of assisting the Partnership in meeting its anticipated obligations to deliver common units under its Long-Term Incentive Plan (“LTIP”) to officers, directors and employees, and meeting obligations under existing employment agreements with the officers of Global GP LLC.  The program is expected to begin during May 2009.  The Partnership is authorized to spend up to $6.6 million to acquire up to 445,000 of its common units in the aggregate, over an extended period of time, consistent with its obligations under the LTIP and employment agreements.

Common units of the Partnership may be repurchased from time to time in open market transactions, including block purchases, or in privately negotiated transactions.  Such authorized unit repurchases may be modified, suspended or terminated at any time, and are subject to price, economic and market conditions, applicable legal requirements and available liquidity.  A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibit
99.1*	Global Partners LP Press Release dated May 7, 2009

*  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
		By:	Global GP LLC,
its general partner

Dated:	May 7, 2009	By:	/s/	Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Global Partners LP Press Release dated May 7, 2009

*      Furnished herewith.